FORM 8-K


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 23, 2003

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in charter)

DELAWARE                  0-19649               58-1654960
(State or other         (Commission           (IRS Employer
jurisdiction of          File Number)      Identification No.)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code
(813) 283-7000

Former name or former address (if changed since last report)
NOT APPLICABLE

Item 9.  	REGULATION FD DISCLOSURE.

On May 23, 2003, the Registrant issued
a news release entitled Checkers(R)/Rally's(R)
Sponsoring Sarah Fisher for Indianapolis 500;
Double Drive-Thru Chain Steps up Again in
Motor Sports Commitment: CHECKERS/RALLY'S
SPONSORING SARAH FISHER FOR INDIANAPOLIS 500, a copy is being filed herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:  Brian R. Doster
Title:  Vice President, Corporate Counsel and Secretary
Dated:  May 23, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1		Press Release, dated May 23, 2003

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

Checkers(R)/Rally's(R) Sponsoring Sarah
Fisher for Indianapolis 500; Double Drive-Thru
Chain Steps up Again in Motor Sports Commitment

CHECKERS/RALLY'S SPONSORING SARAH FISHER
FOR INDIANAPOLIS 500

The Indy Racing League's most popular driver,
Sarah Fisher, is joined by her newest sponsor, Checkers and Rally's. From left: Steve Cohen,
Senior Vice President of Human Resources; Paul
Weil, Franchisee; Adam Noyes, Vice President of
Company Operations; Andy Pye, Franchisee; Rich
Turer, Vice President of Marketing; Andrew Lynn,
Franchisee; Robert Alrod, Franchisee; and Keith
Sirois, Interim CEO.

    TAMPA, Fla., May 23 /PRNewswire-FirstCall/ --
Checkers Drive-In Restaurants, Inc. (Nasdaq: CHKR) today announced that Checkers(R) and Rally's(R) has signed on to sponsor Sarah Fisher, the Indy
Racing League's "most popular driver" in the 2003
Indianapolis 500.

    The announcement came shortly after the
Checkers/Rally's Indy 500 Pit Stop Challenge on
Thursday, May 22, 2003, where the double drive-thru chain presented $80,000 in prize money to the winners and participants of this event. In addition to the Checkers/Rally's Indy 500 Pit Stop Challenge,
Checkers and Rally's is the "Official Burger" of the Indianapolis 500, part of the IRL IndyCar(TM) Series and also the "Official Burger" of the Brickyard
400, a NASCAR(R) Winston Cup Series event which runs on August 3rd.

    "We are thrilled to assist Sarah and her Dreyer & Reinbold team at Indy through this sponsorship," said Keith Sirois, Checkers Drive-In
Restaurants, Inc.'s interim CEO. "Sarah is a local favorite and her popularity continues to grow every day. The franchisees and corporate staff of Checkers and Rally's are very pleased to sponsor Sarah, and we wish her the best of luck at the Indy 500 on Sunday."

    "Checkers and Rally's is on a similar track," added Richard Turer, Checkers Drive-In Restaurants,
Inc.'s Vice President of Marketing. "Checkers and Rally's also stays focused on speed, great performance and making sure our `fans' drive away happy. Sarah Fisher's record-setting qualifying speeds and talent for making race fans smile creates a perfect match for our brands."

    Checkers and Rally's joins a handful of other select, nationally branded companies, such as GMAC, AOL Broadband, and Raybestos, who have signed on to sponsor Sarah Fisher this week. As part of the sponsorship, the Company's "Checkers," "Rally's" and "You Gotta Eat" logos will be displayed on all Team #23 cars.

    "Sarah Fisher and Dreyer & Reinbold Racing are pleased to have Checkers and Rally's on our team," said Dennis Reinbold, Co-owner of Dreyer & Reinbold
Racing.  "As a sponsor of the Indianapolis Motor
Speedway, title sponsor of the Checkers/Rally's
Indy 500 Pit Stop Challenge, and `Official Burger' of the Indianapolis 500, Checkers and Rally's have become an exciting presence at Indy 500 race-week, and we're happy to add that excitement and commitment to our team."

    Dreyer & Reinbold Racing hired Sarah to drive the #23 car for the 2002 Indianapolis 500, where she became the fastest woman ever to qualify with a four-lap average speed of over 229 miles per hour.
In August 2002, Sarah became the first woman to ever win a pole in a major league open-wheel race in North American motor sports history by capturing the MBNA pole at the Kentucky Speedway. She has been voted the IRL IndyCar Series' Crew Most
Popular Driver for two consecutive years. Sarah will start 24th in the Indy 500 field this Sunday. It will be her fourth Indy 500 race and the 36th race of her IRL career.

    Checkers Drive-In Restaurants, Inc.
(http://www.checkers.com) is the largest double drive-through restaurant chain in the United States. The Company develops, produces, owns, operates and franchises quick service "double drive-thru" restaurants.

    The Indianapolis Motor Speedway was
built in 1909 and is the international
leader in motorsports entertainment.
Home since 1911 to the Indianapolis 500, the world's largest single day sporting event, the Speedway also hosts the Brickyard 400 NASCAR Winston Cup race and the United States Grand Prix Formula
One race, two of the largest single day
sporting events in the world. The Speedway property includes the Hall of Fame Museum, the Brickyard Crossing 18-hole championship golf course and the Brickyard Crossing Inn.

    Except for historical information, this
announcement contains "forward-looking" and
"Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities
Exchange Act of 1934, as amended and the Private
Securities Litigation Reform Act of 1995.